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                           KEMPER FLOATING RATE FUND

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 25, 1999

Kemper Distributors, Inc., the Fund's distributor and administrative services provider, has agreed to reduce its administrative services fee and distribution fee to 0% of average daily net assets through June 30, 1999. Scudder Kemper Investments, Inc., the Fund's investment adviser, has agreed to reimburse the Fund for other operating expenses (including some organizational and offering expenses) through that same date. Accordingly, the Fund will maintain an expense ratio of 0.00% from May 25, 1999 (commencement of operations) through June 30, 1999.

The first sentence under the heading "Use of Proceeds" on page 8 of the Prospectus is replaced with the following:

The Adviser anticipates that the Fund will invest net proceeds received during the Fund's first two months of operations in accordance with the Fund's investment objective and policies by July 30, 1999.

The fifth and sixth sentences under this heading are replaced with the following:

The precise time frame for these investments will depend on the availability of Senior Loans, the amount of assets available for investment, and other market conditions. Pending such investment, the Fund will invest the net proceeds received during the Fund's first two months of operations in investment-grade short-term or medium-term debt obligations.

The fourth full paragraph on page 29 is replaced with the following:

The Distributor will compensate firms for orders placed on or before June 30, 1999 at a rate of 4.0% of the aggregate sales price of the shares of the Fund purchased from the Fund by or through such firms ("Sales Price"). Firms that submit orders for shares after June 30, 1999 will be compensated at a rate of 3.0% of the Sales Price.

                  THE DATE OF THIS SUPPLEMENT IS JUNE 2, 1999

KFRF-1A
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